Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Consolidation

          The consolidated financial statements of Holding include all of its wholly-owned subsidiaries, including EVHC and its respective subsidiaries and affiliated physician groups. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

          The preparation of financial statements requires management to make estimates and assumptions relating to the reporting of results of operations, financial condition and related disclosure of contingent assets and liabilities at the date of the financial statements including, but not limited to, estimates and assumptions for accounts receivable and insurance related reserves. Actual results may differ from those estimates under different assumptions or conditions.

Insurance

          Insurance collateral is comprised principally of government and investment grade securities and cash deposits with third parties and supports the Company's insurance program and reserves. Certain of these investments, if sold or otherwise liquidated, would have to be replaced by other suitable financial assurances and are, therefore, considered restricted. Insurance collateral also includes a receivable from insurers of $1.3 million and $1.6 million as of September 30, 2013 and December 31, 2012, respectively, for liabilities in excess of our self-insured retention.

          Insurance reserves are established for automobile, workers compensation, general liability and professional liability claims utilizing policies with both fully-insured and self-insured components. This includes the use of an off-shore captive insurance program through a wholly-owned subsidiary for certain liability programs for both EmCare and AMR. In those instances where the Company has obtained third-party insurance coverage, the Company normally retains liability for the first $1 to $3 million of the loss. Insurance reserves cover known claims and incidents within the level of Company retention that may result in the assertion of additional claims, as well as claims from unknown incidents that may be asserted arising from activities through the balance sheet date.

          The Company establishes reserves for claims based upon an assessment of actual claims and claims incurred but not reported. The reserves are established based on quarterly consultation with third-party independent actuaries using actuarial principles and assumptions that consider a number of factors, including historical claim payment patterns and legal costs, and changes in case reserves and the assumed rate of inflation in healthcare costs and property damage repairs. Claims, other than general liability claims, are discounted at a rate of 1.5%. General liability claims are not discounted.

          The Company's most recent actuarial valuation was completed in September 2013. As a result of this and previous actuarial valuations, the Company recorded increases in its provisions for insurance liabilities of $1.6 million and $1.2 million during the three and nine month periods ended September 30, 2013, respectively, compared to increases of $0.9 million and $0.3 million for three and nine month periods ended September 30, 2012, respectively, related to reserves for losses in prior years.

          The long-term portion of insurance reserves was $192.8 million and $189.4 million as of September 30, 2013 and December 31, 2012, respectively.

Trade and Other Accounts Receivable, net

          The Company estimates its allowances based on payor reimbursement schedules, historical collections and write-off experience and other economic data. The Company's billing systems do not provide contractual allowances or uncompensated care reserves on outstanding patient accounts. The allowance for uncompensated care is related principally to receivables recorded for self-pay patients and is not recorded on specific accounts due to the volume and variability of individual patient receivable collections. While the billing systems do not specifically record the allowance for doubtful accounts to individual accounts owed or specific payor classifications, the portion of the allowance for uncompensated care associated with fee for service charges as of December 31, 2012 was equal to approximately 97% and 93% of outstanding self-pay receivables for EmCare and AMR, respectively, consistent with the Company's collection history. Account balances are charged off against the uncompensated care allowance when it is probable the receivable will not be recovered and to the contractual allowance when payment is received. The Company's accounts receivable and allowances are as follows:

	September 30, 2013	December 31, 2012
Gross trade accounts receivable	$3,570,888	$3,085,758
Allowance for contractual discounts	1,826,881	1,619,488
Allowance for uncompensated care	993,881	841,754

Net trade accounts receivable	750,126	624,516
Other receivables, net	358	628

Net accounts receivable	$750,484	$625,144

          Other receivables primarily represent EmCare hospital subsidies and fees, and AMR fees for stand-by and special events and subsidies from community organizations.

          Accounts receivable allowances at EmCare are estimated based on cash collection and write-off experience at a facility level contract and facility specific payor mix. These allowances are reviewed and adjusted monthly through revenue provisions. In addition, a look-back analysis is done, typically after 15 months, to compare actual cash collected on a date of service basis to the revenue recorded for that period. Any adjustment necessary for an overage or deficit in these allowances based on actual collections is recorded through a revenue adjustment in the current period.

          AMR contractual allowances are determined primarily on payor reimbursement schedules that are included and regularly updated in the billing systems, and by historical collection experience. The billing systems calculate the difference between payor specific gross billings and contractually agreed to, or governmentally driven, reimbursement rates. The allowance for uncompensated care at AMR is related principally to receivables recorded for self-pay patients. AMR's allowances on self-pay accounts receivable are estimated on claim level, historical write-off experience.

Business Combinations

          Assets and liabilities of an acquired business are recorded at their fair values at the date of acquisition. The excess of the acquisition consideration over the estimated fair values is recorded as goodwill. All acquisition costs are expensed as incurred. While the Company uses its best estimates and assumptions as a part of the acquisition consideration allocation process to accurately value assets acquired and liabilities assumed at the acquisition date, the estimates are inherently uncertain and subject to refinement. As a result, during the measurement period the Company may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period any subsequent adjustments are recorded as expense.

Revenue Recognition

          Revenue is recognized at the time of service and is recorded net of provisions for contractual discounts and estimated uncompensated care. Fee-for-service revenue represents billings for services provided to patients, for which the Company receives payment from the patient or their third-party payor. Provisions for contractual discounts are related to differences between gross charges and specific payor, including governmental, reimbursement schedules. Provisions for estimated uncompensated care, or bad debt expense, are related principally to the number of self-pay patients treated in the period and are based primarily on historical collection experience to reduce revenues net of contractual discounts to the estimated amounts the Company expects to collect. Subsidy and fee revenue primarily represent hospital subsidies and fees at EmCare and fees for stand-by, special event and community subsidies at AMR.

          The majority of the patients the Company treats are for the provision of emergency care in the pre-hospital and hospital settings. Due to federal government regulations governing the provision of such care, the Company is obligated to provide emergency care regardless of the patient's ability to pay or whether or not the patient has insurance or other third-party coverage for the costs of the services rendered. While the Company attempts to obtain all relevant billing information at the time the patient is within our care, there are numerous patient encounters where such information is not available. In such cases, the Company's billing operations will initially classify these patients as self-pay, with the applicable estimated allowance for uncompensated care, while they pursue collection of the account. Over the course of the first 30 to 60 days after these self-pay patients have been treated, the billing staff may identify the appropriate insurance or other third-party payor and re-assign the account from a self-pay payor classification to the appropriate payor. Depending on the final payor determination, the allowances for uncompensated care and contractual discounts will be adjusted accordingly. For accounts that remain classified as self-pay, the billing protocols and systems will generate bills and notifications generally for 90 to 120 days. If no collection or additional information is received from the patient, the account is written-off and sent to a collection agency. The Company's revenue recognition models, which are reviewed and updated on a monthly basis, consider these events in determining the collectability of accounts receivable.

          Net revenue for the three and nine month periods ended September 30, 2013 and 2012 consisted of the following:

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Fee-for-service revenue, net of contractuals:
Medicare	$231,042	$195,111	$700,823	$577,311
Medicaid	51,991	47,723	155,055	141,050
Commercial insurance and managed care	590,924	541,542	1,719,642	1,559,170
Self-pay	645,774	611,508	1,964,068	1,703,304

Sub-total	1,519,731	1,395,884	4,539,588	3,980,835
Subsidies and fees	171,477	133,256	446,673	400,226

Revenue, net of contractuals	1,691,208	1,529,140	4,986,261	4,381,061
Provision for uncompensated care	(735,320)	(708,329)	(2,242,794)	(1,952,858)

Net revenue	$955,888	$820,811	$2,743,467	$2,428,203

          Healthcare reimbursement is complex and may involve lengthy delays. Third-party payors are continuing their efforts to control expenditures for healthcare, including proposals to revise reimbursement policies. The Company has from time to time experienced delays in reimbursement from third-party payors. In addition, third-party payors may disallow, in whole or in part, claims for payment based on determinations that certain amounts are not reimbursable under plan coverage, determinations of medical necessity, or the need for additional information. Laws and regulations governing the Medicare and Medicaid programs are very complex and subject to interpretation. Revenue is recognized on an estimated basis in the period in which related services are rendered. As a result, there is a reasonable possibility that recorded estimates will change materially in the short-term. Such amounts, including adjustments between provisions for contractual discounts and uncompensated care, are adjusted in future periods, as adjustments become known. These adjustments in the aggregate resulted in an increase of $1.1 million and a reduction of $1.6 million to the contractual discount or uncompensated care provisions for the three months ended September 30, 2013 and 2012, respectively, and an increase of $0.2 million and a reduction of $6.3 million to the contractual discount or uncompensated care provisions for the nine months ended September 30, 2013 and 2012, respectively.

          The Company provides services to patients who have no insurance or other third-party payor coverage. In certain circumstances, federal law requires providers to render services to any patient who requires care regardless of their ability to pay. Services to these patients are not considered to be charity care and provisions for uncompensated care for these services are estimated accordingly.

Equity Structure and Initial Public Offering

          On August 13, 2013, Holding's Registration Statement (File No. 333-189292) was declared effective by the U.S. Securities and Exchange Commission for an initial public offering of its common stock, par value $0.01 per share ("Common Stock"). Holding registered the offering and sale of 42,000,000 shares of Common Stock and an additional 6,300,000 shares of Common Stock, which were sold to the underwriters pursuant to their option to purchase additional shares at a price of $23 per share. On August 19, 2013, Holding completed the offering of 48,300,000 shares of Common Stock, at a price of $23 per share, for an aggregate offering price of $1,110.9 million. At the closing, we received net proceeds of approximately $1,025.9 million, after deducting the underwriters' discounts and commissions paid and offering expenses of approximately $85.0 million, including a $20.0 million payment to Clayton, Dubilier & Rice, LLC ("CD&R") in connection with the termination of a consulting agreement with Holding and EVHC ("Consulting Agreement") which was recorded to "Selling, general and administrative expenses" in the Company's Consolidated Statements of Operation, see Note 12. As of September 30, 2013, approximately $1.6 million of these expenses have not been paid.

          Net proceeds from the initial public offering were used to (i) redeem in full Holding's Senior PIK Toggle Notes due 2017 for a total of $479.6 million, which included a call premium pursuant to the indenture governing the Senior PIK Toggle Notes due 2017 and all accrued but unpaid interest, (ii) pay CD&R the fee of $20.0 million to terminate the Consulting Agreement, and (iii) pay $16.5 million to repay all outstanding revolving credit facility borrowings. The remaining initial public offering proceeds will be used for general corporate purposes which may include, among other things, repayment of indebtedness and acquisitions.

          On February 13, 2011, EVHC entered into an Agreement and Plan of Merger (the "Merger Agreement") with Envision Healthcare Intermediate Corporation ("Parent"), formerly known as CDRT Acquisition Corporation, and CDRT Merger Sub, Inc. ("Merger Sub"), formerly a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, Merger Sub merged with and into EVHC, with EVHC as the surviving corporation and a wholly owned subsidiary of Parent on May 25, 2011. Immediately following the Merger, all of the outstanding common stock of Parent was owned by Holding, which is owned by affiliates of CD&R and members of management and directors of EVHC.

          Prior to the Merger, EVHC acted as the general partner and majority equity holder of EMS LP, with the balance of the EMS LP equity held by persons affiliated with EVHC's previous principal equity holder. The EMS LP equity was exchangeable at any time for shares of EVHC's common stock, and holders of the LP exchangeable units had the right to vote at stockholder meetings with limited exceptions. Accordingly, prior to the Merger, EVHC accounted for the LP exchangeable units as if the LP exchangeable units were shares of its common stock, including reporting the LP exchangeable units in the equity section of EVHC's balance sheet and including the number of outstanding LP exchangeable units in both its basic and diluted earnings per share calculations.

          On May 25, 2011, in connection with the Merger, the equity structure of Holding was altered as follows:

  •
  LP units of the entity formerly known as EMS LP were exchanged for EVHC common stock;

  •
  outstanding shares of EVHC common stock were converted into the right to receive $6.88 per share in cash, without interest and less any applicable withholding taxes;

  •
  options to purchase shares of EVHC common stock (other than options that were rolled over by certain members of management as described below), vested or unvested, were cancelled and each option was converted into the right to receive a cash payment equal to the excess (if any) of $6.88 per share over the exercise price per share of the option times the number of shares subject to the option, without interest and less any applicable withholding taxes;

  •
  restricted shares, vested or unvested, were fully vested at the effective time and canceled and extinguished and each restricted share was converted into the right to receive $6.88 per share in cash, without interest and less any applicable withholding taxes;

  •
  restricted stock units, vested or unvested, were cancelled and extinguished, and each restricted stock unit was converted into the right to receive a cash payment equal to $6.88 per share times the number of shares of EVHC common stock subject to such restricted stock units, without interest and less any applicable withholding taxes;

  •
  investment funds (the "CD&R Affiliates") sponsored by, or affiliated with, CD&R invested $887.1 million in the common stock of Holding, the proceeds of which were contributed to Parent, and the remainder of the acquisition consideration for the Merger was funded through a variety of debt instruments;

  •
  certain members of our management rolled over existing options to purchase EVHC common stock with an aggregate value of $28.3 million, based on the Merger consideration price, into options to purchase common stock of Holding; and

  •
  Merger Sub merged with and into EVHC, with EVHC as the surviving corporation.

Financial Instruments and Concentration of Credit Risk

          The Company's cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, insurance collateral, other than current portion of self-insurance estimates, long-term debt and long-term liabilities, other than self-insurance estimates, constitute financial instruments. Based on management's estimates, the carrying value of these financial instruments approximates their fair value as of September 30, 2013 and December 31, 2012. Concentration of credit risks in accounts receivable is limited, due to the large number of customers comprising the Company's customer base throughout the United States. A significant component of the Company's revenue is derived from Medicare and Medicaid. Given that these are government programs, the credit risk for these customers is considered low. The Company performs ongoing credit evaluations of its other customers, but does not require collateral to support customer accounts receivable. The Company establishes an allowance for uncompensated care based on the credit risk applicable to particular customers, historical trends and other relevant information. For the nine months ended September 30, 2013, the Company derived approximately 28% of its revenue from Medicare and Medicaid, 68% from insurance providers and contracted payors, and 4% directly from patients.

          The Company estimates the fair value of its fixed rate senior subordinated notes based on quoted market prices (Level 1). The estimated fair value of the senior subordinated notes at September 30, 2013 was approximately $1,029.1 million with a carrying value of $950.0 million. EMCA Insurance Company, Ltd. held $15 million of the senior subordinated notes at September 30, 2013.

Fair Value Measurement

          The Company classifies its financial instruments that are reported at fair value based on a hierarchal framework which ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is impacted by a number of factors, including the type of instrument and the characteristics specific to the instrument. Instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

          Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories:

          Level 1 — Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. The Company does not adjust the quoted price for these assets or liabilities, which include investments held in connection with the Company's captive insurance program.

          Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Balances in this category include fixed income mortgage backed securities, corporate bonds, and derivatives.

          Level 3 — Pricing inputs are unobservable as of the reporting date and reflect the Company's own assumptions about the fair value of the asset or liability. Balances in this category include the Company's estimate, using a combination of internal and external fair value analyses, of contingent consideration for acquisitions described in Note 4.

          The following table summarizes the valuation of the Company's financial instruments by the above fair value hierarchy levels as of September 30, 2013 and December 31, 2012:

	September 30, 2013				December 31, 2012
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Securities	$18,053	$517	$—	$18,570	$22,870	$788	$—	$23,658
Fuel hedge	$—	$538	$—	$538	$—	$631	$—	$631
Liabilities:
Contingent consideration	$—	$—	$9,401	$9,401	$—	$—	$4,401	$4,401
Interest rate swap	$—	$3,453	$—	$3,453	$—	$4,586	$—	$4,586

          The contingent consideration balance classified as a Level 3 liability has increased by $5.0 million since December 31, 2012 due to recent acquisitions.

          During the nine months ended September 30, 2013, we had no transfers in and out of Level 1 and Level 2 fair value measurements.

Recent Accounting Pronouncements

          In July 2013, the FASB issued Accounting Standards Update No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists ("ASU 2013-11") to provide explicit guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. ASU 2013-11 requires an unrecognized tax benefit to be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except if such a deferred tax asset is unavailable at the reporting date. If a deferred tax asset is unavailable at the reporting date, then the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets. ASU 2013-11 is effective for fiscal years, and interim periods within those years, beginning after December 31, 2013. We do not expect the adoption of ASU 2013-11 to have a material impact on our financial position or results of operations.

          In February 2013, the FASB issued Accounting Standards Update No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income ("ASU 2013-02") to improve the reporting of reclassifications out of accumulated other comprehensive income ("AOCI").

          ASU 2013-02 requires the following:

  •
  present separately for each component of other comprehensive income, current period reclassifications out of AOCI and other amounts of current-period other comprehensive income; and

  •
  separately provide information about the effects on net income of significant amounts reclassified out of each component of AOCI if those amounts all are required to be reclassified to net income in their entirety in the same reporting period.

          The Company adopted this new guidance effective January 1, 2013 by adding disclosure in Note 8, Changes in Accumulated Other Comprehensive Income by Component.

2. Summary of Significant Accounting Policies

Consolidation

          The consolidated financial statements include all wholly-owned subsidiaries of Holding, including EVHC, EmCare and AMR and their respective subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

          The preparation of financial statements requires management to make estimates and assumptions relating to the reporting of results of operations, financial condition and related disclosure of contingent assets and liabilities at the date of the financial statements including, but not limited to, estimates and assumptions for accounts receivable and insurance related reserves. Actual results may differ from those estimates under different assumptions or conditions.

Cash and Cash Equivalents

          Cash and cash equivalents are composed of highly liquid investments with a maturity of three months or less at acquisition, and are recorded at market value.

          At December 31, 2012 and 2011, bank overdrafts of $15.1 million and $7.3 million, respectively, were included in accounts payable in the accompanying balance sheets.

Insurance Collateral

          Insurance collateral is principally comprised of government and investment grade securities and cash deposits with third parties and supports the Company's insurance program and reserves. Certain of these investments, if sold or otherwise liquidated, would have to be replaced by other suitable financial assurances and are, therefore, considered restricted.

Trade and Other Accounts Receivable, net

          The Company estimates its allowances based on payor reimbursement schedules, historical collections and write-off experience and other economic data. Patient-related accounts receivable are recorded net of estimated allowances for contractual discounts and uncompensated care in the period in which services are performed. Account balances are charged off against the uncompensated care allowance, which relates principally to receivables recorded for self-pay patients, when it is probable the receivable will not be recovered. Write-offs to the contractual allowance occur when payment is received. As a result of the estimates used in recording the allowances, the nature of healthcare collections, which may involve lengthy delays, and the current uncertainty in the economy, there is a reasonable possibility that recorded estimates will change materially in the short-term.

          The following table presents accounts receivable, net and accounts receivable allowances by segment:

	December 31,
	2012	2011
Accounts receivable, net
EVHC	$628	$360
EmCare	375,572	265,667
AMR	248,944	259,695

Total	$625,144	$525,722

Accounts receivable allowances
EmCare
Allowance for contractual discounts	$1,406,574	$1,037,955
Allowance for uncompensated care	657,297	484,059

Total	$2,063,871	$1,522,014

AMR
Allowance for contractual discounts	$212,914	$216,497
Allowance for uncompensated care	184,457	171,360

Total	$397,371	$387,857

          The changes in the allowances for contractual discounts and uncompensated care are primarily a result of changes in the Company's gross fee-for-service rate schedules and gross accounts receivable balances. These gross fee schedules, including any changes to existing fee schedules, generally are negotiated with various contracting entities, including municipalities and facilities. Fee schedule increases are billed for all revenue sources and to all payors under that specific contract; however, reimbursement in the case of certain state and federal payors, including Medicare and Medicaid, will not change as a result of the change in gross fee schedules. In certain cases, this results in a higher level of contractual and uncompensated care provisions and allowances, requiring a higher percentage of contractual discount and uncompensated care provisions compared to gross charges.

Parts and Supplies Inventory

          Parts and supplies inventory is valued at cost, determined on a first-in, first-out basis. Durable medical supplies, including stretchers, oximeters and other miscellaneous items, are capitalized as inventory and expensed as used.

Property, Plant and Equipment, net

          Property, plant and equipment are reflected at their estimated fair value as of May 25, 2011 in connection with the acquisition of EVHC led by CD&R. Additions to property, plant and equipment subsequent to this date are recorded at cost. Maintenance and repairs that do not extend the useful life of the property are charged to expense as incurred. Gains and losses from dispositions of property, plant and equipment are recorded in the period incurred. Depreciation of property, plant and equipment is provided substantially on a straight-line basis over their estimated useful lives, which are as follows:

Buildings	35 to 40 years
Leasehold improvements	Shorter of expected life or life of lease
Vehicles	5 to 7 years
Computer hardware and software	3 to 5 years
Other	3 to 10 years

Goodwill

          The Company compares the fair value of its reporting units to the carrying amounts on an annual basis to determine if there is potential goodwill impairment. If the fair value of the reporting units is less than the carrying value, an impairment loss is recorded to the extent that the fair value of the goodwill within the reporting unit is less than its carrying value.

          The Company uses an independent valuation group to assist in the determination of the fair value of its reporting units. The independent valuation group uses a present value technique, corroborated by market multiples when available and as appropriate, for each of the reporting units. No impairment indicators were noted in completing the Company's annual impairment assessments in 2012 and no indicators were noted which would indicate that subsequent interim impairment tests were necessary.

Impairment of Long-lived Assets other than Goodwill and Other Definite Lived Intangibles

          Long-lived assets other than goodwill and other definite lived intangibles are assessed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Important factors which could trigger impairment review include significant underperformance relative to historical or projected future operating results, significant changes in the use of the acquired assets or the strategy for the overall business, and significant negative industry or economic trends. If indicators of impairment are present, management evaluates the carrying value of long-lived assets other than goodwill and other definite lived intangibles in relation to the projection of future undiscounted cash flows of the underlying business. Projected cash flows are based on historical results adjusted to reflect management's best estimate of future market and operating conditions, which may differ from actual cash flows. There were no indicators of impairment in 2012, 2011 or 2010.

Contract Value

          The Company's contracts and customer relationships, recorded initially at their estimated fair value, represent the amortized value of such assets held by the Company. Consistent with management's expectation of estimated future cash flow, these assets are amortized on a straight-line basis over the average length of the contracts and expected contract renewal period, and range from 5 to 10 years depending on the type of contract and customer relationship.

Other Indefinite Lived Intangibles

          Other indefinite lived intangibles, including radio frequency licenses and trade names, are considered to be indefinite lived intangible assets and as such are not amortized, but are reviewed for impairment on an annual basis. No impairment charges were recorded in 2012, 2011 or 2010.

Claims Liability and Professional Liability Reserves

          The Company is self-insured up to certain limits for costs associated with workers compensation claims, automobile claims, professional liability claims and general business liabilities. Reserves are established for estimates of the loss that will ultimately be incurred on claims that have been reported but not paid and claims that have been incurred but not reported. These reserves are established based on consultation with independent actuaries. The actuarial valuations consider a number of factors, including historical claim payment patterns and changes in case reserves, the assumed rate of increase in healthcare costs and property damage repairs. Historical experience and recent stable trends in the historical experience are the most significant factors in the determination of these reserves. Management believes the use of actuarial methods to account for these reserves provides a consistent and effective way to measure these subjective accruals. However, given the magnitude of the claims involved and the length of time until the ultimate cost is known, the use of any estimation technique in this area is inherently sensitive. Accordingly, recorded reserves could differ from ultimate costs related to these claims due to changes in accident reporting, claims payment and settlement practices or claims reserve practices, as well as differences between assumed and future cost increases. Accrued unpaid claims and expenses that are expected to be paid within the next twelve months are classified as current liabilities. All other accrued unpaid claims and expenses are classified as non-current liabilities.

Equity Structure

          On February 13, 2011, EVHC entered into an Agreement and Plan of Merger (the "Merger Agreement") with Envision Healthcare Intermediate Corporation ("Parent") and CDRT Merger Sub, Inc. ("Merger Sub"), formerly a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, Merger Sub merged with and into EVHC, with EVHC as the surviving corporation and a wholly owned subsidiary of Parent on May 25, 2011. Immediately following the Merger, all of the outstanding common stock of Parent was owned by Holding, which is owned by affiliates of CD&R and members of management and directors of EVHC.

          Prior to the Merger, EVHC acted as the general partner and majority equity holder of EMS LP, with the balance of the EMS LP equity held by persons affiliated with EVHC's previous principal equity holder. The EMS LP equity was exchangeable at any time for shares of EVHC's common stock, and holders of the LP exchangeable units had the right to vote at stockholder meetings with limited exceptions. Accordingly, prior to the Merger, EVHC accounted for the LP exchangeable units as if the LP exchangeable units were shares of its common stock, including reporting the LP exchangeable units in the equity section of EVHC's balance sheet and including the number of outstanding LP exchangeable units in both its basic and diluted earnings per share calculations.

          On May 25, 2011, in connection with the Merger, the equity structure of the Company was altered as follows:

  •
  LP units of the entity formerly known as EMS LP were exchanged for EVHC common stock;

  •
  outstanding shares of EVHC common stock were converted into the right to receive $6.88 per share in cash, without interest and less any applicable withholding taxes;

  •
  options to purchase shares of EVHC common stock (other than options that were rolled over by certain members of management as described below), vested or unvested, were cancelled and each option was converted into the right to receive a cash payment equal to the excess (if any) of $6.88 per share over the exercise price per share of the option times the number of shares subject to the option, without interest and less any applicable withholding taxes;

  •
  restricted shares, vested or unvested, were fully vested at the effective time and canceled and extinguished and each restricted share was converted into the right to receive $6.88 per share in cash, without interest and less any applicable withholding taxes;

  •
  restricted stock units, vested or unvested, were cancelled and extinguished, and each restricted stock unit was converted into the right to receive a cash payment equal to $6.88 per share times the number of shares of EVHC common stock subject to such restricted stock units, without interest and less any applicable withholding taxes;

  •
  the CD&R Affiliates invested $887.1 million in the common stock of Holding, the proceeds of which were contributed to Parent, and the remainder of the acquisition consideration for the Merger was funded through a variety of debt instruments;

  •
  certain members of our management rolled over existing options to purchase EVHC common stock with an aggregate value of $28.3 million, based on the Merger consideration price, into options to purchase common stock of Holding; and

  •
  Merger Sub merged with and into EVHC, with EVHC as the surviving corporation.

Derivatives and Hedging Activities

          All derivative instruments are recorded on the balance sheet at fair value. The Company uses derivative instruments to manage risks associated with interest rate and fuel price volatility. All hedging instruments that qualify for hedge accounting are designated and effective as hedges, in accordance with GAAP. If the underlying hedged transaction ceases to exist, all changes in fair value of the related derivatives that have not been settled are recognized in current earnings. Instruments that do not qualify for hedge accounting and the ineffective portion of hedges are marked to market with changes recognized in current earnings. The Company does not hold or issue derivative financial instruments for trading purposes and is not a party to leveraged derivatives (see Note 9 "Derivative Instruments and Hedging Activities").

EmCare Contractual Arrangements

          EmCare structures its contractual arrangements for emergency department management services in various ways. In most states, a wholly-owned subsidiary of EmCare ("EmCare Subsidiary") contracts with hospitals to provide emergency department management services. The EmCare Subsidiary enters into an agreement ("PA Management Agreement") with a professional association or professional corporation ("PA"), whereby the EmCare Subsidiary provides the PA with management services and the PA agrees to provide physician services for the hospital contract. The PA employs physicians directly or subcontracts with another entity for the physician services. In certain states, the PA contracts directly with the hospital, but provides physician services and obtains management services in the same manner as described above. In all arrangements, decisions regarding patient care are made exclusively by the physicians. In consideration for these services, the EmCare Subsidiary receives a monthly fee that may be adjusted from time to time to reflect industry practice, business conditions, and actual expenses for administrative costs and uncollectible accounts. In most states, these fees approximate the excess of the PA's revenues over its expenses.

          Each PA is wholly-owned by a physician who enters into a Stock Transfer and Option Agreement with EmCare. This agreement gives EmCare the right to replace the physician owner with another physician in accordance with the terms of the agreement.

          EmCare has determined that these management contracts met the requirements for consolidation in accordance with GAAP. Accordingly, these financial statements include the accounts of EmCare and its subsidiaries and the PAs. The financial statements of the PAs are consolidated with EmCare and its subsidiaries because EmCare has ultimate control over the assets and business operations of the PAs as described above. Notwithstanding the lack of technical majority ownership, consolidation of the PAs is necessary to present fairly the financial position and results of operations of EmCare because of the existence of a control relationship by means other than record ownership of the PAs' voting stock. Control of a PA by EmCare is perpetual and other than temporary because EmCare may replace the physician owner of the PA at any time and thereby continue EmCare's relationship with the PA.

Financial Instruments and Concentration of Credit Risk

          The Company's cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, insurance collateral, other than current portion of self-insurance estimates, long-term debt and long-term liabilities, other than self-insurance estimates, constitute financial instruments. Based on management's estimates, the carrying value of these financial instruments approximates their fair value as of December 31, 2012 and 2011. Concentration of credit risks in accounts receivable is limited, due to the large number of customers comprising EVHC's customer base throughout the United States. A significant component of the Company's revenue is derived from Medicare and Medicaid. Given that these are government programs, the credit risk for these customers is considered low. The Company performs ongoing credit evaluations of its other customers, but does not require collateral to support customer accounts receivable. The Company establishes an allowance for uncompensated care based on the credit risk applicable to particular customers, historical trends and other relevant information. For the year ended December 31, 2012, the Company derived approximately 25% of its net revenue from Medicare and Medicaid, 70% from insurance providers and contracted payors, and 5% directly from patients.

          The Company estimates the fair value of its fixed rate, senior PIK toggle notes and fixed rate senior subordinated notes based on quoted market prices. The estimated fair values of the senior PIK toggle notes and senior subordinated notes at December 31, 2012 were approximately $461.9 million and $1,047.2 million, respectively, with carrying values of $450 million and $950 million, respectively. EMCA held $15 million of the senior subordinated notes at December 31, 2012.

Revenue Recognition

          Fee-for-service revenue is recognized at the time of service and is recorded net of provisions for contractual discounts and estimated uncompensated care. Fee-for-service revenue represents billings for services provided to patients, for which the Company receives payment from the patient or their third-party payor. Provisions for contractual discounts are related to differences between gross charges and specific payor, including governmental, reimbursement schedules. Subsidy and fee revenue primarily represent hospital subsidies and fees at EmCare and fees for stand-by, special event and community subsidies at AMR. Provisions for estimated uncompensated care, or bad debts, are related principally to the number of self-pay patients treated in the period. Provisions for contractual discounts and estimated uncompensated care by segment, as a percentage of gross revenue and as a percentage of gross revenue less provision for contractual discounts are shown below. Predecessor and Successor periods are not disclosed because they are not materially different from the combined 2011 period presented.

	Year ended December 31,
	2012	2011	2010
EmCare
Gross revenue	100.0%	100.0%	100.0%
Provision for contractual discounts	57.7%	57.4%	54.8%

Revenue net of contractual discounts	42.3%	42.6%	45.2%
Provision for uncompensated care as a percentage of gross revenue	21.2%	20.0%	21.8%

Provision for uncompensated care as a percentage of gross revenue less contractual discounts	50.1%	46.9%	48.4%
AMR
Gross revenue	100.0%	100.0%	100.0%
Provision for contractual discounts	49.2%	47.9%	47.1%

Revenue net of contractual discounts	50.8%	52.1%	52.9%
Provision for uncompensated care as a percentage of gross revenue	15.6%	15.6%	15.0%

Provision for uncompensated care as a percentage of gross revenue less contractual discounts	30.7%	30.0%	28.3%
Total
Gross revenue	100.0%	100.0%	100.0%
Provision for contractual discounts	55.1%	54.1%	52.0%

Revenue net of contractual discounts	44.9%	45.9%	48.0%
Provision for uncompensated care as a percentage of gross revenue	19.5%	18.5%	19.3%

Provision for uncompensated care as a percentage of gross revenue less contractual discounts	43.4%	40.2%	40.3%

          Net revenue for the Successor year ended December 31, 2012, the Successor period from May 25, 2011 through December 31, 2011, the Predecessor period from January 1, 2011 through May 24, 2011 and the Predecessor year ended December 31, 2010 consisted of the following:

	Successor		Predecessor
	Year ended December 31, 2012	Period from May 25 through December 31, 2011	Period from January 1 through May 24, 2011	Year ended December 31, 2010
Fee-for-service revenue, net of contractuals:
Medicare	$767,012	$427,627	$310,314	$722,640
Medicaid	186,568	113,345	88,220	189,317
Commercial insurance and managed care	2,092,062	1,148,608	717,857	1,688,182
Self-pay	2,221,356	1,093,723	721,099	1,657,512

Sub-total	5,266,998	2,783,303	1,837,490	4,257,651
Subsidies and fees	567,634	362,736	215,821	533,183

Revenue, net of contractuals	5,834,632	3,146,039	2,053,311	4,790,834
Provision for uncompensated care	(2,534,511)	(1,260,228)	(831,521)	(1,931,512)

Net revenue	$3,300,121	$1,885,811	$1,221,790	$2,859,322

          Healthcare reimbursement is complex and may involve lengthy delays. Third-party payors are continuing their efforts to control expenditures for healthcare, including proposals to revise reimbursement policies. The Company has from time to time experienced delays in reimbursement from third-party payors. In addition, third-party payors may disallow, in whole or in part, claims for payment based on determinations that certain amounts are not reimbursable under plan coverage, determinations of medical necessity, or the need for additional information. Laws and regulations governing the Medicare and Medicaid programs are very complex and subject to interpretation. Revenue is recognized on an estimated basis in the period which related services are rendered. As a result, there is a reasonable possibility that recorded estimates will change materially in the short-term. Such amounts, including adjustments between provisions for contractual discounts and uncompensated care, are adjusted in future periods as adjustments become known. These adjustments were less than 1% of net revenue for each of the years ended December 31, 2012, 2011, and 2010.

          Subsidies and fees in connection with community contracts at AMR are recognized ratably over the service period the payment covers.

          The Company also provides services to patients who have no insurance or other third-party payor coverage. In certain circumstances, federal law requires providers to render services to any patient who requires care regardless of their ability to pay.

Merger

          The Merger was financed by a combination of borrowings under EVHC's new senior secured term loan facility, the issuance of new senior unsecured notes, and the equity investment by the CD&R Affiliates and members of EVHC management. The acquisition consideration was approximately $3.2 billion including approximately $150 million in capitalized issuance costs, of which $109 million are debt issuance costs. The Merger was funded primarily through equity contributions of $915 million from the CD&R Affiliates and members of EVHC management and $2.4 billion in debt financing discussed more fully in Note 8.

Merger and Other Related Costs

          During the period from January 1, 2011 through May 24, 2011, EVHC recorded $29.8 million of pretax Merger related costs consisting primarily of investment banking, accounting and legal fees. The Company recorded $3.2 million of additional Merger related costs in the Successor period from May 25, 2011 through December 31, 2011. EVHC also recognized a pretax charge of $12.4 million in the Predecessor period related to accelerated vesting of all outstanding unvested stock options, restricted stock awards and restricted stock units including associated payroll taxes and $10.1 million related to loss on early debt extinguishment.

Income Taxes

          Deferred income taxes reflect the impact of temporary differences between the reported amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. A valuation allowance is provided for deferred tax assets when management concludes it is more likely than not that some portion of the deferred tax assets will not be recognized. The respective tax authorities, in the normal course, audit previous tax filings. It is not possible at this time to predict the final outcome of these audits or establish a reasonable estimate of possible additional taxes owing, if any.

Net Income Per Common Share

          The consolidated financial statements include "basic" and "diluted" per share information. Basic per share information is calculated by dividing net income available to stockholders by the weighted average number of shares outstanding. Diluted per share information is calculated by also considering the impact of potential common stock on both net income and the weighted average number of shares outstanding. The weighted average number of shares used in the basic earnings per share computation was 130.2 million, 129.5 million, 411.8 million, and 408.8 million for the year ended December 31, 2012 (Successor), the period from May 25, 2011 to December 31, 2011 (Successor), the period from January 1, 2011 to May 24, 2011 (Predecessor), and the year ended December 31, 2010 (Predecessor), respectively. The only difference in the computation of basic and diluted earnings per share is the inclusion of 2.7 million, 1.4 million, 5.3 million, 6.8 million potential dilutive common shares for the year ended December 31, 2012 (Successor), the period from May 25, 2011 to December 31, 2011 (Successor), the period from January 1, 2011 to May 24, 2011 (Predecessor), and the year ended December 31, 2010 (Predecessor), respectively.

Stock Options

          The Company's stock options are valued using the Black-Scholes valuation model on the date of grant. Equity based compensation has been issued under the plans described in Note 12.

Fair Value Measurement

          The Company classifies its financial instruments that are reported at fair value based on a hierarchal framework which ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is impacted by a number of factors, including the type of instrument and the characteristics specific to the instrument. Instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

          Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories:

          Level 1 — Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. The Company does not adjust the quoted price for these assets or liabilities, which include investments held in connection with the Company's captive insurance program.

          Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Balances in this category include fixed income mortgage backed securities, corporate bonds, and derivatives.

          Level 3 — Pricing inputs are unobservable as of the reporting date and reflect the Company's own assumptions about the fair value of the asset or liability. Balances in this category include the Company's estimate, using a combination of internal and external fair value analyses, of contingent consideration for acquisitions described in Note 3.

          The following table summarizes the valuation of the Company's financial instruments by the above fair value hierarchy levels as of December 31:

	2012				2011
Description	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Securities	$22,870	$788	$—	$23,658	$96,875	$12,579	$—	$109,454
Fuel hedge	$—	$631	$—	$631	$—	$245	$—	$245
Liabilities:
Contingent consideration	$—	$—	$4,401	$4,401	$—	$—	$5,030	$5,030
Interest rate swap	$—	$4,586	$—	$4,586	$—	$2,373	$—	$2,373

          The contingent consideration balance classified as a level 3 liability has increased by $3.8 million since December 31, 2011 due to new acquisitions offset by $1.0 million in payments and $3.4 million in adjustments to the estimated fair value of contingent consideration.

Recent Accounting Pronouncements

          In August 2010, the FASB clarified that healthcare entities should not net insurance recoveries against a related claim liability. These amendments were effective for EVHC beginning January 1, 2011. Adoption of this guidance did not have a material effect on EVHC's consolidated financial statements and related disclosures.

          In May 2011, the FASB provided certain updates to the fair value measurement guidance as well as enhanced disclosure requirements. The most significant change in disclosures is an expansion of the information required for "Level 3" measurements, including enhanced disclosure for: (1) the valuation processes used by the reporting entity; and (2) the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any. The provisions of this update are effective for interim and annual periods beginning on or after December 15, 2011, with early adoption prohibited. The Company's adoption of this standard did not have a significant impact on the Company's fair value measurements, financial condition, results of operations or cash flows.

          In June 2011, the FASB issued updated guidance that requires all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This update eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. These changes became effective for the Company in the first quarter of 2012 and are reflected in the consolidated statements of comprehensive earnings.

          In July 2011, the FASB provided guidance to give further transparency about a healthcare entity's net patient service revenue and the related allowance for doubtful accounts. The Company adopted this guidance beginning January 1, 2012. The guidance requires certain healthcare organizations to present their provision for uncompensated care related to patient services revenue separately as contra-revenue on the face of the statement of operations. In addition, the guidance requires companies to disclose its policy for considering collectability in the timing and amount of revenue and uncompensated care recognized, the amount of revenue before provision for uncompensated care by major payor source, and quantitative and qualitative information about changes in the allowance for uncompensated care, including judgments made and changes in estimates. All periods presented in these consolidated financial statements and related disclosures are presented in accordance with this guidance.

          In September 2011, the FASB provided guidance to simplify how entities test goodwill for impairment using a qualitative approach to determine whether it is more likely than not (a likelihood of more than 50%) that the fair value of a reporting unit is less than its carrying amount. If, after assessing qualitative factors, a company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it would have to perform the current two-step impairment test. This update was effective for fiscal years beginning after December 15, 2011. For the 2012 annual goodwill impairment test, the Company elected to perform the two-step impairment test.

          In December 2011, the FASB issued guidance that requires disclosures about balance sheet offsetting related to recognized financial instruments and derivative instruments. This update will be effective for the Company beginning January 1, 2013. Management does not expect adoption of this guidance to have a material effect on the Company's consolidated financial statements and related disclosures.